Semi
Annual
Report

[GRAPHIC OMITTED]

                                                               FEBRUARY 28, 2003




TEMPLETON CHINA
WORLD FUND, INC.








     [LOGO OMITTED]
FRANKLIN(R) TEMPLETON(R)
       INVESTMENTS

[PHOTO OMITTED]
MARK MOBIUS
PRESIDENT AND CHIEF EXECUTIVE
OFFICER - INVESTMENT MANAGEMENT
TEMPLETON CHINA WORLD FUND, INC.



Mark Mobius has been living in emerging market countries since earning his Ph.D. in economics and political science at Massachusetts Institute of Technology in 1964. During his extensive travels, he has acquired a thorough knowledge of business practices and customs unique to developing nations.

CONTENTS


Shareholder Letter .................   1

Performance Summary ................   8

Financial Highlights &
Statement of Investments ...........   9

Financial Statements ...............  13

Notes to
Financial Statements ...............  16





SHAREHOLDER LETTER

--------------------------------------------------------------------------------
YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: TEMPLETON CHINA WORLD FUND SEEKS LONG-TERM CAPITAL APPRECIATION. UNDER NORMAL MARKET CONDITIONS, THE FUND INVESTS AT LEAST 80% OF ITS NET ASSETS IN EQUITY SECURITIES OF "CHINA COMPANIES."
--------------------------------------------------------------------------------


Dear Shareholder:

This semiannual report for Templeton China World Fund covers the period ended February 28, 2003. During the six months under review, China continued to be the most vibrant and fastest-growing economy in Asia, reporting gross domestic product (GDP) growth of about 8% in 2002, mainly due to strengthening export growth, high government expenditure and strong consumer demand. 1 Since its entry into the World Trade Organization (WTO), China has continued to liberalize its economy, with the most recent reforms taking place in the freight forwarding and courier sectors, where foreign investors can now own majority stakes of up to 75%. Despite slowing growth globally, Chinese exports surged to US$325.6 billion in 2002, a 22% increase over 2001, while imports similarly rose 21% to US$295.3 billion. 2





[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF PYRAMID GRAPHIC AS FOLLOWS:

Global

Growth

Growth & Income

Income

Tax-Free Income





1. Source: National Bureau of Statistics, People's Republic of China.

2. Source: Customs Statistics China.

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 10.

Foreign direct investment (FDI) into China increased 13% over 2001 to US$52.8 billion in 2002 as investors continue to be drawn to the country. 1 The United Nations expects China to overtake the U.S. as the world's largest recipient of FDI. Furthermore, China and the Association of Southeast Asian Nations met in September 2002 to discuss a framework for negotiations to establish the world's largest free-trade bloc. This could lead to greater benefits for China and the region over the long term.

On the political front, China's 16th Communist Party Congress was held in November. As widely expected, Vice-President Hu Jintao succeeded President Jiang Zemin as the head of the Communist Party. Going forward, President Jiang Zemin emphasized the need for continued political reforms, government accountability, efforts on combating corruption and the continued reform of state-owned enterprises. Economic policy for the next five years was also discussed. Additionally, President Jiang Zemin's visit to the U.S. led to the establishment of business agreements worth US$4.7 billion. 3

It was a banner year for Taiwan's government-approved investments in China, which in 2002 increased 39% from 2001 to US$3.9 billion. 4 In total, official figures from the Central Bank show that Taiwanese companies have invested about US$67 billion in China, and Chinese investment now accounts for more than 65% of Taiwan's foreign investments. 5 Taiwan's 2002 GDP growth rate came in at 3.5%, including annualized GDP growth of 4.0% and 4.8% in 2002's second and third quarters. 6 In



GEOGRAPHIC DISTRIBUTION
Based on Total net Assets
2/28/03

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
China 75.0%
Taiwan 7.7%
Short-Term Investments & Other Net Assets 17.3%





3. Source: Xinhua Economic News Service; The Standard, 10/24/02.

4. Source: Investment Commission of the Ministry of Economic Affairs, Taiwan, 3/5/03.

5. Source: Central Bank of China, 1/17/03.

6. Source: Taiwan Directorate General of Budget, Accounting and Statistics, 12/31/02.

2002, Taiwanese exports rose 6.3% while imports grew 5%, and its trade surplus totaled US$18.1 billion, supporting the island's economic growth. 7

As economic relations between Taiwan and mainland China improved, many Taiwanese companies shifted their bases of operations to the mainland to make use of the vast and cheaper labor resources there. This contributed to greater profitability for many Taiwanese companies. As a result, the Taiwanese government has been aiming to reposition itself as a research and procurement hub, and has been in talks with large multinational companies. Overall, Taiwan appeared poised to continue to evolve and benefit from the global recovery that may come.

Aimed at attracting foreign investors to Taiwan's financial markets, the Securities and Futures Commission and the Taiwan Central Bank substantially eased the qualifications and application process of its Qualified Foreign Institutional Investor (QFII) program by eliminating the need for investment experience and relaxing the minimum investment size. Additionally, QFIIs can invest up to 30% of their equity position in futures, options and other financial derivatives.

Hong Kong's economy did not keep pace with China's or Taiwan's. GDP was up 0.8% and 3.3% annualized in the third and second quarters of 2002 compared with the same quarters in 2001. Third quarter growth was largely a result of the very low figure from a year earlier, which followed the September 11 attacks. Overall 2002 Hong Kong GDP growth came in at 2.3%. 8 The government's fiscal deficit was HK$77.3 billion from April to December 2002, the first nine months of the




7. Source: Taiwan Ministry of Finance, 1/31/03.

8. Source: Census & Statistics Department, Hong Kong, 12/31/02.

TOP 10 EQUITY HOLDINGS
2/28/03

COMPANY
SECTOR/INDUSTRY,                        % OF TOTAL
COUNTRY                                 NET ASSETS
--------------------------------------------------
Dairy Farm International
Holdings Ltd.                              12.9%
FOOD & DRUG RETAILING,
CHINA

China Petroleum &
Chemical Corp., H                           9.5%
OIL & GAS, CHINA

Cosco Pacific Ltd.                          4.3%
TRANSPORTATION INFRASTRUCTURE,
CHINA

Cheung Kong Infrastructure
 Holdings Ltd.                              4.2%
CONSTRUCTION MATERIALS,
CHINA

PetroChina Co. Ltd., H                      3.7%
OIL & GAS, CHINA

Jiangsu Expressway
Co. Ltd., H                                 3.3%
TRANSPORTATION INFRASTRUCTURE,
CHINA

China Merchants Holdings
International Co. Ltd.                      3.3%
INDUSTRIAL CONGLOMERATES,
CHINA

Zhejiang Expressway
Co. Ltd., H                                 3.1%
TRANSPORTATION
INFRASTRUCTURE, CHINA

Beijing Datang Power
Generation Co. Ltd., H                      2.9%
ELECTRIC UTILITIES, CHINA

Angang New Steel
Company Ltd., H                             2.9%
METALS & MINING, CHINA




current fiscal year. 9 In our view, Chief Executive Tung Chee-hwa's policy speech delivered in mid-January did not inspire much confidence on the economic front.

Within this environment, the Morgan Stanley Capital International (MSCI) China Free Index returned -5.23% in U.S. dollar terms for the six months ended February 28, 2003, compared with returns of -10.80% and -6.05% for the MSCI Taiwan and MSCI Hong Kong Indexes. 10 During the same time, Templeton China World Fund posted cumulative total returns of +21.69% in market-price terms and +12.22% in net asset value terms, as shown in the Performance Summary on page 8. We attribute the Fund's solid performance largely to our fundamental investment approach, focusing on companies and not on top-down analyses of economies or sectors.

During the six months under review, the Fund realized gains on selective China H shares (Hong Kong listed Chinese companies) as such stocks reached our sell targets. Key sales included Zhejiang Expressway, Tsingtao Brewery and Jiangsu Expressway. In Taiwan, the Fund's holdings decreased mainly due to the sale of CMC Magnetics, a manufacturer of optical and magnetic disk products, and Procomp, a manufacturer of motherboards, multimedia interface cards, palmtop personal computers and computer wafers. Other key sales included Hong Kong-listed China Everbright and China Red Chip




9. Source: Census & Statistics Department, Hong Kong, 2/28/03.

10. Source: Standard & Poor's Micropal. The MSCI China Free Index measures the total return (gross dividends reinvested) of equity securities available to foreign (non-local) investors in China. The MSCI Taiwan Index measures the total returns of equity securities in Taiwan. The MSCI Hong Kong Index measures the total returns of equity securities in Hong Kong. Securities included in each index are weighted according to their market capitalization (shares outstanding times price). The indexes are unmanaged. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

(Hong Kong listed company with significant exposure to China) China Pharmaceutical Enterprise & Investment.

In Hong Kong, we increased shares of Henderson Investment due to what we perceived as solid value in the company's underlying assets. Another key Hong Kong purchase was China Red Chip Citic Pacific, an infrastructure and property investment company. We believe Citic's attractiveness stems from its diverse earnings base, strong financial management and high-quality assets. Among the Fund's Taiwan holdings, we added power supply systems manufacturer Delta Electronics, the world's largest producer of power supplies, which has the majority of its capacity set up in China.

As of period-end, the integrated oil and gas sector dominated the portfolio mix, followed by the food and drug retailing and transportation infrastructure sectors. As we continued our search for what were, in our view, bargain stocks, we increased exposure to the industrial conglomerates sector, while decreasing holdings in transportation infrastructure, specifically highways and railroads. With regard to the Fund's top 10 holdings as of February 28, 2003, China H shares Angang New Steel and Beijing Datang Power Generation and China Red Chip China Merchants Holdings International replaced China H shares Tsingtao Brewery and Guangshen Railway and China Red Chip China Mobile.

Looking forward, we are optimistic as we continue to observe a number of developments that may have the potential to benefit some of Templeton China World Fund's underlying holdings. China's accession into the WTO opened a gateway for significant foreign direct investments into the country. We believe growing investor interest, high government spending and an expanding trade sector may continue to boost China's rapid economic growth. We also see Hong Kong's potential to benefit from strategic ties to China's rapidly evolving position in the global arena. Taiwan's efforts to reposition itself as a regional hub for research and procurement, if successful, could further benefit its local operations. We also think improving economic relations fostered between Taiwan and mainland China could lead to improved profitability for Taiwanese companies. Thus, we will continue to search for stocks we deem well positioned for the long term.

Of course, investing in any emerging market means accepting a certain amount of volatility and, in some cases, the consequences of severe market corrections. For example, Hong Kong's equity market has increased 411% in the last 15 calendar years, but has suffered 7 quarterly declines of more than 15% each during that time. 11 While short-term volatility can be disconcerting, declines exceeding 50% are not unusual in emerging markets. Investing in emerging markets, particularly "China companies," also entails special considerations, including risks related to market and currency volatility, adverse economic, social and political developments, and the market's relatively small size and lesser liquidity.




11. Source: Standard & Poor's Micropal. Based on quarterly total return change over 15 years ended 12/31/02. Market return is measured in U.S. dollars and includes reinvested dividends. The MSCI Hong Kong Index is market capitalization-weighted and measures the total returns of equity securities in Hong Kong.

Thank you for your continued support. We welcome your comments and suggestions.

Sincerely,

/S/SIGNATURE
Mark Mobius
President and Chief Executive
Officer - Investment Management

Templeton China World Fund, Inc.



--------------------------------------------------------------------------------
This discussion reflects our analysis, opinions and portfolio holdings as of February 28, 2003, the end of the reporting period. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the Investment Manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 2/28/03

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF THE FUND'S OPERATING EXPENSES. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS ACCORDING TO THE TERMS SPECIFIED IN THE FUND'S DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN AND DO NOT REFLECT ANY SALES CHARGES PAID AT INCEPTION OR BROKERAGE COMMISSIONS PAID ON SECONDARY MARKET PURCHASES.



PRICE AND DISTRIBUTION INFORMATION

                                 CHANGE         2/28/03   8/31/02
-----------------------------------------------------------------
Net Asset Value (NAV)            +$1.06         $11.71    $10.65
Market Price (NYSE)              +$1.75         $10.85     $9.10
DISTRIBUTIONS (9/1/02-2/28/03)
Dividend Income                  $0.2002


PERFORMANCE

                                                                INCEPTION
                                    6-MONTH   1-YEAR    5-YEAR   (9/9/93)
--------------------------------------------------------------------------
Cumulative Total Return 1
  Based on change in NAV            +12.22%   +17.40%   +23.97%   +22.66%
  Based on change in
  market price                      +21.69%   +28.02%   +37.06%    +6.84%
Average Annual Total Return 1
  Based on change in NAV            +12.22%   +17.40%    +4.39%    +2.18%
  Based on change in
  market price                      +21.69%   +28.02%    +6.51%    +0.70%


1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Six-month return has not been annualized.


--------------------------------------------------------------------------------
Ongoing market volatility can significantly affect short-term performance; more recent returns may differ from those shown. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, economic instability and social and political developments of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Also, as a non-diversified investment company investing in "China companies," the Fund may invest in a relatively small number of issuers and, as a result, be subject to a greater risk of loss with respect to its portfolio securities. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------



For more current performance, please call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.

TEMPLETON CHINA WORLD FUND, INC.
Financial Highlights


                                               SIX MONTHS ENDED                  YEAR ENDED AUGUST 31,
                                               FEBRUARY 28, 2003  -----------------------------------------------
                                                 (UNAUDITED)       2002      2001       2000      1999      1998
-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .........      $10.64        $9.52    $11.33      $9.83     $6.30    $17.32
                                               ------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss) a ..............        (.02)         .21       .18        .23       .10       .30
 Net realized and unrealized gains (losses) ..        1.22          .98     (1.98)      1.42      3.65    (10.45)
                                               ------------------------------------------------------------------
Total from investment operations .............        1.20         1.19     (1.80)      1.65      3.75    (10.15)
                                               ------------------------------------------------------------------
Capital share repurchases ....................          --          .11       .09        .07        --       .08
                                               ------------------------------------------------------------------
Less distributions from:
 Net investment income .......................        (.20)        (.18)     (.10)      (.22)     (.21)     (.26)
 Net realized gains ..........................          --           --        --         --      (.01)     (.69)
                                               ------------------------------------------------------------------
Total distributions ..........................        (.20)        (.18)     (.10)      (.22)     (.22)     (.95)
                                               ------------------------------------------------------------------
Net asset value, end of period ...............      $11.64       $10.64     $9.52     $11.33     $9.83     $6.30
                                               ------------------------------------------------------------------
Market value, end of period b ................     $10.850       $9.100    $7.730     $8.000    $7.625    $4.313
                                               ------------------------------------------------------------------
Total return (based on market value per share) c    21.69%       20.27%   (2.14)%      7.86%    82.81%  (61.83)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ............    $189,502     $173,204  $172,209   $213,953  $189,994  $121,697
Ratios to average net assets:
 Expenses ....................................       1.71% d      1.66%     1.66%      1.68%     1.69%     1.68%
 Expenses, excluding waiver and payments by affiliate
  (Note 8) ...................................       2.64% d         --        --         --        --        --
 Net investment income (loss) ................      (.32)% d      2.01%     1.70%      2.21%     1.20%     2.88%
Portfolio turnover rate ......................       5.02%       44.62%    83.85%    142.49%    83.88%    34.75%



a Based on average weighted shares outstanding effective year ended August 31, 1999.
b Based on the last sale on the New York Stock Exchange.
c Total return is not annualized for periods less than one year.
d Annualized.

                                            See notes to financial statements.

TEMPLETON CHINA WORLD FUND, INC.
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (UNAUDITED)



                                                            COUNTRY              SHARES              VALUE
-------------------------------------------------------------------------------------------------------------
     COMMON STOCKS 82.7%
     AUTOMOBILES 1.4%
     Qingling Motors Co. Ltd., H ......................      China            16,494,000         $  2,601,277
                                                                                                 ------------
     BANKS 2.6%
    aChinatrust Financial Holding Co. .................     Taiwan             2,217,000            1,779,980
    aSinopac Holdings Ltd. ............................     Taiwan             8,432,043            3,227,228
                                                                                                 ------------
                                                                                                    5,007,208
                                                                                                 ------------
     BEVERAGES 2.6%
     Tsingtao Brewery Co. Ltd., H .....................      China             8,127,000            4,871,552
                                                                                                 ------------
     CHEMICALS 3.9%
    aSinopec Beijing Yanhua Petrochemical
         Co. Ltd., H ..................................      China            33,903,172            4,607,886
    aSinopec Shanghai Petrochemical
         Co. Ltd., H ..................................      China            16,228,000            2,725,786
                                                                                                 ------------
                                                                                                    7,333,672
                                                                                                 ------------
     COMPUTERS & PERIPHERALS 2.2%
     Asustek Computer Inc. ............................     Taiwan               755,000            1,281,871
     Compal Electronics Inc. ..........................     Taiwan             1,436,800            1,385,117
     Legend Group Ltd. ................................      China             4,374,000            1,500,231
                                                                                                 ------------
                                                                                                    4,167,219
                                                                                                 ------------
     CONSTRUCTION MATERIALS 4.2%
     Cheung Kong Infrastructure
         Holdings Ltd. ................................      China             4,322,000            7,869,164
                                                                                                 ------------
     ELECTRIC UTILITIES 4.5%
     Beijing Datang Power Generation
         Co. Ltd., H ..................................      China            16,130,000            5,480,696
     Huaneng Power International
         Inc., H ......................................      China             3,530,000            3,145,683
                                                                                                 ------------
                                                                                                    8,626,379
                                                                                                 ------------
     ELECTRICAL EQUIPMENT 1.2%
     Phoenixtec Power Co. Ltd. ........................     Taiwan             3,211,000            2,060,584
    aUniversal Scientific Industrial
         Co. Ltd. .....................................     Taiwan               858,000              233,327
                                                                                                 ------------
                                                                                                    2,293,911
                                                                                                 ------------
     ELECTRONIC EQUIPMENT & INSTRUMENTS 1.0%
     Delta Electronics Inc. ...........................     Taiwan             1,830,000            1,916,892
                                                                                                 ------------
     FOOD & DRUG RETAILING 12.9%
     Dairy Farm International Holdings Ltd. ...........      China            23,282,034           24,446,136
                                                                                                 ------------
     FOOD PRODUCTS .6%
     UNI-President Enterprises Corp. ..................     Taiwan             3,877,950            1,210,813
                                                                                                 ------------
     HOTELS RESTAURANTS & LEISURE 2.7%
     Hong Kong & Shanghai Hotels Ltd. .................      China            10,664,500            5,059,385
                                                                                                 ------------
     HOUSEHOLD DURABLES .1%
     TCL International Holdings Inc. ..................      China               438,000              115,129
                                                                                                 ------------

TEMPLETON CHINA WORLD FUND, INC.
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (UNAUDITED) (CONT.)



                                                            COUNTRY              SHARES              VALUE
-------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     INDUSTRIAL CONGLOMERATES 4.1%
     China Merchants Holdings
         (International) Co. Ltd. .....................      China             8,077,000         $  6,265,576
     Citic Pacific Ltd. ...............................      China               505,000              980,979
     Shanghai Industrial Holdings Ltd. ................      China               378,000              586,452
                                                                                                 ------------
                                                                                                    7,833,007
                                                                                                 ------------
     METALS & MINING 2.9%
     Angang New Steel Company Ltd., H .................      China            30,808,000            5,411,773
                                                                                                 ------------
     OIL & GAS 13.3%
     China Petroleum & Chemical Corp., H ..............      China            95,870,000           18,069,893
     PetroChina Co. Ltd., H ...........................      China            33,780,000            7,059,968
                                                                                                 ------------
                                                                                                   25,129,861
                                                                                                 ------------
     PHARMACEUTICALS .1%
     China Pharmaceutical Enterprise
         & Investment Corp. Ltd. ......................      China               578,000              145,999
                                                                                                 ------------
     REAL ESTATE 5.2%
     Cheung Kong Holdings Ltd. ........................      China               580,000            3,644,010
     Hang Lung Group Ltd. .............................      China               361,000              305,497
     Henderson China Holdings Ltd. ....................      China             7,396,500            2,750,298
     Henderson Investment Ltd. ........................      China             3,828,000            3,092,203
                                                                                                 ------------
                                                                                                    9,792,008
                                                                                                 ------------
     ROAD & RAIL 2.7%
     Guangshen Railway Co. Ltd., H ....................      China            28,043,156            5,141,838
                                                                                                 ------------
     SEMICONDUCTOR EQUIPMENT & PRODUCTS .6%
     Sunplus Technology Co. Ltd. ......................     Taiwan               250,000              355,396
    aUnited Microelectronics Corp. ....................     Taiwan             1,399,550              793,414
                                                                                                 ------------
                                                                                                    1,148,810
                                                                                                 ------------
     TRANSPORTATION INFRASTRUCTURE 10.7%
     Cosco Pacific Ltd. ...............................      China             9,054,000            8,184,367
     Jiangsu Expressway Co. Ltd., H ...................      China            19,176,000            6,269,800
     Zhejiang Expressway Co. Ltd., H ..................      China            13,448,000            5,905,733
                                                                                                 ------------
                                                                                                   20,359,900
                                                                                                 ------------
     WIRELESS TELECOMMUNICATION SERVICES 3.2%
    aChina Mobile (Hong Kong) Ltd. ....................      China             2,214,000            4,769,166
     Smartone Telecommunications
         Holdings Ltd. ................................      China               881,000              971,471
     Taiwan Cellular Corp. ............................     Taiwan               510,510              362,866
                                                                                                 ------------
                                                                                                    6,103,503
                                                                                                 ------------
     TOTAL COMMON STOCKS (COST $130,584,779) ..........                                           156,585,436
                                                                                                 ------------

TEMPLETON CHINA WORLD FUND, INC.
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (UNAUDITED) (CONT.)

                                                                               PRINCNIPAL
                                                            COUNTRY              AMOUNT              VALUE
-------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     SHORT TERM INVESTMENTS (COST $31,127,887) 16.4%
     U.S. Treasury Bills, 1.13% to 1.20%,
         with maturities to 5/29/03 ...................  United States       $31,177,000         $ 31,129,524
                                                                                                 ------------
     TOTAL INVESTMENTS (COST $161,712,666) 99.1% ......                                           187,714,960
     OTHER ASSETS, LESS LIABILITIES .9% ...............                                             1,786,812
                                                                                                 ------------
     NET ASSETS 100.0% ................................                                          $189,501,772
                                                                                                 ------------





a Non-income producing.





                       See notes to financial statements.

TEMPLETON CHINA WORLD FUND, INC.
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
FEBRUARY 28, 2003 (UNAUDITED)


Assets:
 Investments in securities:
 Cost ...........................................................  $161,712,666
                                                                   ------------
 Value ..........................................................   187,714,960
 Cash ...........................................................         1,635
 Receivables:
  Investment securities sold ....................................     2,081,047
  Affiliates ....................................................       807,225
  Dividends and interest ........................................           383
                                                                   ------------
      Total assets ..............................................   190,605,250
                                                                   ------------
Liabilities:
 Payables:
  Affiliates ....................................................       232,661
 Other liabilities ..............................................       870,817
                                                                   ------------
     Total liabilities ..........................................     1,103,478
                                                                   ------------
          Net assets, at value ..................................  $189,501,772
                                                                   ------------
Net assets consist of:
 Undistributed net investment income ............................  $   (440,325)
 Net unrealized appreciation (depreciation) .....................    26,002,161
 Accumulated net realized gain (loss) ...........................   (87,035,865)
 Capital shares .................................................   250,975,801
                                                                   ------------
     Net assets, at value .......................................  $189,501,772
                                                                   ------------
Net asset value per share ($189,501,772 / 16,280,164) ...........        $11.64
                                                                   ------------





                       See notes to financial statements.

TEMPLETON CHINA WORLD FUND, INC.
Financial Statements (CONTINUED)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED FEBRUARY 28, 2003 (UNAUDITED)


Investment income:
 Dividends ......................................................................   $ 1,114,265
 Interest .......................................................................        99,419
                                                                                    -----------
      Total investment income ...................................................     1,213,684
                                                                                    -----------
Expenses:
 Management fees (Note 3) .......................................................     1,098,165
 Administrative fees (Note 3) ...................................................       219,633
 Transfer agent fees ............................................................        30,755
 Custodian fees .................................................................        40,321
 Reports to shareholders ........................................................        16,364
 Registration and filing fees ...................................................        16,492
 Professional fees ..............................................................       835,569
 Directors' fees and expenses ...................................................        22,420
 Other ..........................................................................        18,095
                                                                                    -----------
      Total expenses ............................................................     2,297,814
      Expenses waived/paid by affiliate (Note 8) ................................      (807,225)
                                                                                    -----------
           Net expenses .........................................................     1,490,589
                                                                                    -----------
           Net investment income (loss) .........................................      (276,905)
                                                                                    -----------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ...................................................................     2,998,935
  Foreign currency transactions .................................................       (28,378)
                                                                                    -----------
      Net realized gain (loss): .................................................     2,970,557
Net unrealized appreciation (depreciation) on:
 Investments ....................................................................    16,857,894
 Translation of assets and liabilities denominated in foreign currencies ........         5,171
                                                                                    -----------
      Net unrealized appreciation  (depreciation) ...............................    16,863,065
                                                                                    -----------
Net realized and unrealized gain (loss) .........................................    19,833,622
                                                                                    -----------
Net increase (decrease) in net assets resulting from operations .................   $19,556,717
                                                                                    -----------




                       See notes to financial statements.

TEMPLETON CHINA WORLD FUND, INC.
Financial Statements (CONTINUED)


STATEMENTS OF CHANGES IN NET ASSETS FOR THE SIX MONTHS ENDED FEBRUARY 28, 2003
(UNAUDITED) AND THE YEAR ENDED AUGUST 31, 2002

                                                                       SIX MONTHS ENDED       YEAR ENDED
                                                                       FEBRUARY 28, 2003   AUGUST 31, 2002
                                                                       -----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss) .....................................     $   (276,905)       $ 3,718,925
  Net realized gain (loss) from investments
    and foreign currency transactions ..............................        2,970,557         (2,229,526)
  Net unrealized appreciation (depreciation) on investments
    and translation of assets and liabilities denominated
    in foreign currencies ..........................................       16,863,065         19,836,959
                                                                         -------------------------------
      Net increase (decrease) in net assets
        resulting from operations ..................................       19,556,717         21,326,358

 Distributions to shareholders from net investment income ..........       (3,259,289)        (3,174,772)
 Capital share transactions (Note 2) ...............................               --        (17,156,064)
                                                                         -------------------------------
      Net increase (decrease) in net assets ........................       16,297,428            995,522

Net assets:
 Beginning of period ...............................................      173,204,344        172,208,822
                                                                         -------------------------------
 End of period .....................................................     $189,501,772       $173,204,344
                                                                         -------------------------------
Undistributed net investment income included in net assets:
 End of period .....................................................     $   (440,325)      $  3,095,869
                                                                         -------------------------------




                       See notes to financial statements.

TEMPLETON CHINA WORLD FUND, INC.
Notes to Financial Statements (unaudited)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton China World Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a closed-end, non-diversified investment company. The Fund seeks to achieve long-term capital appreciation. Under normal market conditions, the Fund invests primarily in equity securities of "China companies." The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

D. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

TEMPLETON CHINA WORLD FUND, INC.
Notes to Financial Statements (unaudited) (CONTINUED)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period.
Actual results could differ from those estimates.


2. CAPITAL STOCK

At February 28, 2003, there were 100 million shares authorized ($0.01 par value).

On August 5, 2002, the Fund repurchased and retired 1,808,907 shares of its outstanding common stock for $9.40 (equal to 90% of the Fund's net asset value per share as of tender offer expiration date) per share pursuant to a tender offer. The Fund incurred tender costs of $152,338 which were charged to additional paid-in-capital.


3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Templeton Asset Management, Ltd. (TAML) and Franklin Templeton Services, LLC (FT Services), the Fund's investment manager and administrative manager, respectively.

The Fund pays an investment management fee to TAML of 1.25% per year of the average weekly net assets of the Fund. The Fund pays an administrative fee to FT Services of 0.25% per year of the average weekly net assets of the Fund, of which 0.20% is paid to Princeton Administrators, L.P., for sub-administrative services.

TEMPLETON CHINA WORLD FUND, INC.
Notes to Financial Statements (unaudited) (CONTINUED)


4. INCOME TAXES

At February 28, 2003, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes was as follows:

                 Cost of investments .......................  $162,794,663
                                                              ------------
                 Unrealized appreciation ...................  $ 33,927,481
                 Unrealized depreciation ...................    (9,007,184)
                                                              ------------
                 Net unrealized appreciation (depreciation)   $ 24,920,297
                                                              ------------

Net investment income and net realized capital gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, and losses realized subsequent to October 31, on the sales of securities and foreign currencies.

At August 31, 2002, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                 Capital loss carryovers expiring in:
                  2007 .............................  $68,300,680
                  2008 .............................       45,311
                  2009 .............................    1,256,834
                  2010 .............................   17,884,152
                                                      -----------
                                                      $87,486,977
                                                      -----------

At August 31, 2002 the Fund had deferred capital and currency losses occurring subsequent to October 31, 2001 of $925,303 and $68,132, respectively. For tax purposes, such losses will be reflected in the year ending August 31, 2003.


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended February 28, 2003 aggregated $8,032,223 and $38,107,157, respectively.

TEMPLETON CHINA WORLD FUND, INC.
Notes to Financial Statements (unaudited) (CONTINUED)


6. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" to include investments in portfolio companies in which the Fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" at February 28, 2003 were as shown below.

                                       NUMBER OF                          NUMBER OF                                           NET
                                      SHARES HELD    GROSS      GROSS    SHARES HELD       VALUE     INVESTMENT INCOME     REALIZED
NAME OF ISSUER                       AUG. 31, 2002 ADDITIONS REDUCTIONS FEB. 28, 2003  FEB. 28, 2003  9/01/02 - 2/28/03  GAIN/(LOSS)
------------------------------------------------------------------------------------------------------------------------------------
NON CONTROLLED AFFILIATES
Angang New Steel Company Ltd., H* ... 45,220,000       --   (14,412,000)  30,808,000     $5,411,773          $--           $538,369
                                                                                         -------------------------------------------
TOTAL NON CONTROLLED AFFILIATES                                                          $5,411,723          $--           $538,369
                                                                                         -------------------------------------------

*As of February 28, 2003, no longer an affiliate.

7. SUBSEQUENT EVENT

The Fund announced that the Board of Directors of the Fund has unanimously determined to recommend to shareholders the approval of a proposal to convert the Fund into an open-end investment company with an in-kind distribution feature. The proposal will be submitted to the Fund's shareholders at the Fund's Annual Shareholders' Meeting currently expected to be held on June 12, 2003.

If shareholders vote to convert the Fund into an open-end investment company, the Fund will begin to continuously offer its shares for investment following the effective date of a registration statement filed with the U.S. Securities and Exchange Commission. Each Fund share would be redeemable at the option of the shareholder (except under limited circumstances permitted under the Federal securities laws) at its net asset value less a redemption fee, not in excess of two percent, on all redemptions or exchanges of shares made within six months following the effective date of the conversion except on any redemptions of shares purchased after the conversion.

If shareholders approve the open-ending proposal, the in-kind distribution feature will provide the Fund the option of meeting large redemption requests through a pro rata, in-kind distribution of its portfolio investments by making an election pursuant to Rule 18f-1 under the Investment Company Act of 1940 and adopting related procedures. This will allow the Fund to minimize the potential adverse impact of large redemption requests on the Fund's net asset value per share. Small redemption requests (generally in amounts less than $250,000 in any ninety-day period) will be paid in cash by the Fund.


8. RECENT LITIGATION

On January 29, 2003, the Fund, together with Templeton Dragon Fund, Inc. ("Dragon Fund"), another closed-end management investment company in Franklin Templeton Investments, and TAML, the investment adviser to the Fund and Dragon Fund, filed a complaint in the United States District Court for the District of Maryland, Northern Division, against Harvard College, Harvard Management Company, Inc. ("Harvard Management"), which is an investment advisor to Harvard College, and Steven Alperin, an officer of Harvard Management (referred to collectively as "Harvard"). The complaint alleged that Harvard violated several provisions of the Federal securities laws and the rules of the SEC. On February 7, 2003, Harvard

TEMPLETON CHINA WORLD FUND, INC.
Notes to Financial Statements (unaudited) (CONTINUED)

8. RECENT LITIGATION (CONT.)

counterclaimed, alleging that the Fund, Dragon Fund, TAML and each fund's directors violated certain provisions of the Federal securities laws and SEC rules. Harvard also asserted counterclaims of breach of fiduciary duty under Maryland state law against TAML and each fund's directors. On March 20, 2003, the parties announced a settlement that will result in, among other things, the dismissal of their litigation claims against each other and the withdrawal of Harvard College's shareholder proposals for the Fund's 2003 Annual Shareholders' Meeting (the "Meeting").

DISMISSAL OF LAWSUIT. The Settlement Agreement between the Fund and Harvard will result in the dismissal without prejudice of the lawsuit originally brought in January 2003 by the Fund, Dragon Fund and TAML against Harvard, as well as the dismissal without prejudice of the counterclaims brought by Harvard against the Fund, Dragon Fund, each fund's directors and TAML. The parties have also entered into covenants not to sue each other with respect to the claims that were made or could have been made in the litigation absent a breach of the settlement agreements.

END OF PROXY CONTEST. As part of the settlement, Harvard has agreed to withdraw all of its shareholder proposals for the Meeting. Harvard also will not solicit proxies from shareholders for the Meeting and will not vote any proxies previously received.

CONVERSION OF THE FUND TO AN OPEN-END FUND. Harvard announced that it intends to support the Board of Directors' proposal at the Meeting calling for the open-ending of the Fund, with the in-kind distribution feature described below.

Harvard also announced that, if and when the Fund open-ends, Harvard College will redeem all of its shares of the Fund within 30 days after the Conversion, and that under the settlement it will take its redemption proceeds through a pro rata, in-kind distribution of portfolio investments. As a result, the Fund will avoid having to sell significant portfolio assets to raise cash to meet Harvard's redemption request - thus limiting the potential adverse effect on the Fund's net asset value per share. Because Harvard College currently owns approximately 30% of the outstanding shares of the Fund, its redemption of those shares may be deemed to result in a change in control of the Fund.

Representatives of Harvard and the Fund also have agreed to discuss, prior to conversion, steps the Fund might take to minimize any adverse effect on the net asset value per share of the Fund resulting from a need to sell portfolio securities of the Fund to raise cash to satisfy redemption requests.

STANDSTILL. As part of the settlement, Harvard agreed not to submit any proposals for consideration by shareholders of the Fund, or any other closed-end fund or similar investment vehicle managed by TAML or its affiliates, or for consideration by shareholders of Franklin Resources Inc., nor to encourage others to do so, for a period of four years. Harvard also has agreed not at any time to acquire additional shares of the Fund or any other closed-end fund or similar investment vehicle managed by TAML or its affiliates.

FEES, COSTS AND EXPENSES. The Fund agreed that TAML shall reimburse the Fund for the legal fees and expenses incurred by the Fund and its directors with respect to the Settlement Agreement and the litigation. The Fund agreed that TAML shall also be responsible for the legal fees and expenses incurred by the Fund through March 20, 2003, with respect to its proxy contest relating to the Meeting. The Fund will be responsible for all other legal costs related to the proxy proposals including the conversion of the Fund to an open-end fund organized as a Delaware Statutory Trust.

TEMPLETON CHINA WORLD FUND, INC.
Dividend Reinvestment and Cash Purchase Plan

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") with the following features:

Shareholders must affirmatively elect to participate in the Plan; Stock dividends and capital gains distributions will be reinvested automatically; Mellon Investor Services LLC, P.O. Box 3338, South Hackensack, NJ 07606-1938, will provide additional Plan information upon request.

Whenever the Fund declares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in stock at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional payments to Mellon Securities Trust Company (the "Plan Agent"), in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments shall be made by check or money order payable to "Mellon Securities Trust Company" and sent to Mellon Investor Services LLC, P.O. Box 382009, Pittsburgh, PA 15250-8009, Attn: Templeton China World Fund, Inc. The Plan Agent shall apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of the Fund's shares on the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.

The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Agent sent to Mellon Investor Services LLC, P.O. Box 3338, South Hackensack, NJ 07606-1938. Upon withdrawal, the participant will receive, without charge, stock certificates issued in the participant's name for all full shares held by the Plan Agent; or, if the participant wishes, the Plan Agent will sell the participant's shares and send the proceeds, less a service charge of $5.00 and less trading fees.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested.

TEMPLETON CHINA WORLD FUND, INC.


TRANSFER AGENT

Mellon Investor Services LLC
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
1-800-416-5585
www.melloninvestor.com

















SHAREHOLDER INFORMATION

Shares of Templeton China World Fund, Inc. are traded daily on the New York Stock Exchange under the symbol "TCH." Information about the net asset value and the market price is published each Monday in the WALL STREET JOURNAL, weekly in BARRON'S and each Saturday in THE NEW YORK TIMES and other newspapers. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers.

For current information about distributions and shareholder accounts, call 1-800/416-5585. Registered shareholders can now access their Fund account on-line with Investor SERVICEDIRECTSM. For information go to Mellon Investor Services' web site at https://www.melloninvestor.com and follow the instructions.

The daily closing net asset value may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. pacific time any business day at 1-800/DIAL BEN(R) (1-800/342-5236). The Fund's net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.'s Mutual Fund Quotation Service ("NASDAQ MFQS"). Shareholders not receiving copies of the Reports to Shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund's mailing list by writing Templeton China World Fund, Inc., 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.

                       This page intentionally left blank.

                       This page intentionally left blank.

LITERATURE REQUEST
For a brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Investments at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.


FRANKLIN TEMPLETON INVESTMENTS


GLOBAL GROWTH
Franklin Global Aggressive
 Growth Fund
Franklin Global Growth Fund
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global Opportunities Trust
Templeton Global Smaller
 Companies Fund
Templeton Growth Fund
Templeton International (Ex EM) Fund
Templeton World Fund

GLOBAL GROWTH & INCOME
Franklin Global Communications Fund
Mutual European Fund
Templeton Global Bond Fund

GLOBAL INCOME
Franklin Templeton Hard
 Currency Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin Capital Growth Fund 1
Franklin DynaTech Fund
Franklin Flex Cap Growth Fund 2
Franklin Gold and Precious
 Metals Fund
Franklin Growth Fund
Franklin Large Cap Growth Fund
Franklin Small-Mid Cap
 Growth Fund
Franklin Technology Fund
Franklin U.S. Long-Short Fund 3

GROWTH & INCOME
Franklin Balance Sheet Investment Fund 4
Franklin Convertible
 Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 4
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Small Cap Value Fund
Franklin Utilities Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

FUND ALLOCATOR SERIES
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth
 Target Fund
Franklin Templeton Moderate
 Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund 5
Franklin's AGE High Income Fund
Franklin Floating Rate Daily
 Access Fund
Franklin Floating Rate Trust 6
Franklin Short-Intermediate
 U.S. Government Securities Fund 5
Franklin Strategic Income Fund
Franklin Total Return Fund
Franklin U.S. Government
 Securities Fund 5
Franklin Federal Money Fund 5,7
Franklin Money Fund 5,7

TAX-FREE INCOME 8
Double Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free
 Income Fund
Insured Tax-Free Income Fund 9
Tax-Exempt Money Fund 5,7

STATE-SPECIFIC
TAX-FREE INCOME 8
Alabama
Arizona
California 10
Colorado
Connecticut
Florida 10
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 9
Michigan 9
Minnesota 9
Missouri
New Jersey
New York 10
North Carolina
Ohio 9
Oregon
Pennsylvania
Tennessee
Virginia


INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust 11



1. Formerly Franklin Growth and Income Fund. Effective 5/1/02, the fund's name changed; investment goal and strategy remained the same.

2. Formerly Franklin California Growth Fund. Effective 9/1/02, the fund's name changed and its investment criteria was modified to invest a majority of its net assets in California companies, as opposed to at least 80% of net assets.

3. Upon reaching approximately $350 million in assets, the fund will close to all investors.

4. The fund is only open to existing shareholders as well as select retirement plans.

5. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

6. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

7. No assurance exists that the fund's $1.00 per share price will be maintained. It is possible to lose money by investing in the fund.

8. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.

9. Portfolio of insured municipal securities.

10. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and intermediate-term and money market portfolios (CA and NY).

11. The funds of the Franklin Templeton Variable Insurance Products Trust are generally only available as investment options in variable annuity or variable life insurance contracts.

                                                                           12/02

      [LOGO OMITTED]
FRANKLIN(R) TEMPLETON(R)      100 Fountain Parkway
       INVESTMENTS            P.O. Box 33030
                              St. Petersburg, FL 33733-8030




SEMIANNUAL REPORT
TEMPLETON CHINA WORLD FUND, INC.

TRANSFER AGENT
Mellon Investor Services LLC
85 Challenger Road
Ridgefield Park, NJ 07660
1-800/416-5585
www.melloninvestor.com

FUND INFORMATION
1-800/342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.



TLTCH S2003 04/03    [GRAPHIC OMITTED] Printed on recycled paper